EXHIBIT 10.4

Subscription Agreement No.:_____________

Name:________________________

Date:_____________________

GYROTRON TECHNOLOGY, INC.

SUBSCRIPTION AGREEMENT

SERIES B1 PREFERRED STOCK (MFN)

Gyrotron Technology, Inc.

3412 Progress Drive

Bensalem, Pennsylvania 19020

Gentlemen:

1. Subscription.

(a) The undersigned subscriber (the “Subscriber”), intending to be legally bound, hereby irrevocably subscribes to purchase from Gyrotron Technology, Inc., a Delaware corporation (the “Company”) _______ units (the “Units”) each consisting of (i) one share of 10% Convertible Redeemable Series B1 Preferred Stock, par value $0.001 per Share (the “Series B1 Preferred Stock”), of the Company, and (ii) fifty warrants (the “Warrants”), each to acquire one share of common stock, par value $0.001 per share of the Company (each, a “Common Share”), expiring no later than March 31, 2016 with an exercise price of $1.00 per Common Share, at a price of $35.00 per Unit, plus accrued dividends, if any; all as set forth on the signature page hereof. The form of Certificate of Designation (“COD”) for the Series B1 Preferred Stock, and the Warrant Agreement for the Warrants are attached as Exhibit B and C respectively and all references to their terms are qualified in their entirety by reference to said exhibits.

This subscription is made in accordance with and subject to the terms and conditions described in this Subscription Agreement (this “Agreement”) and any other documents concerning the Company that have been furnished to the Subscriber concerning the Offering (the “Other Offer Documents”).

The Shares that are the subject of this Agreement are part of an offering of Units by the Company (the “Offering”), on a best efforts basis. There are 80,000 shares of Series B1 Preferred Stock authorized. The number of Units that the Company may offer and/or sell is at the Company’s discretion.

The Company may use broker-dealers and other agents to offer and sell the Units, and/or finders identify and introduce potential subscribers to the Company. Compensation may be paid to these persons in the amount of (i) up to 6% of the gross proceeds to the Company of the Units that they have placed, to be paid in cash and/or in Units, and (ii) up to 4% of the number of Warrants purchased hereunder as part of the Units. in additional Warrants

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The Company may terminate the Offering at any time without prior notice. Also, the Company, in its sole discretion, may accept or reject this subscription for Shares and Warrants in whole or in part for any reason, but the Company will issue Shares and Warrants in respect of all subscriptions accepted prior to such termination. If the Company decides to reject this subscription, it will do so promptly following its receipt and will return the Subscriber’s funds without interest as soon as practicable.

The Series B1 Preferred Stock pro forma began to accrue dividends as of September 1, 2012. In lieu of requesting payment in the amount of dividends accrued through the date of delivery of the Subscriber’s subscription payment, the Company will withhold from the dividend payments otherwise payable to a Subscriber the amount of the dividends accrued through the date of delivery of the subscription payment. For the avoidance of doubt, for payments received prior to the filing of the COD, dividends accruing pro forma to the date of receipt of payment will be withheld.

THE SHARES AND THE WARRANTS BEING OFFERED HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY APPLICABLE STATE OR OTHER REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THE OTHER OFFER DOCUMENTS OR ENDORSED THE MERITS OF THE OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE SHARES AND THE WARRANTS ARE OFFERED PURSUANT TO EXEMPTIONS PROVIDED BY THE SECURITIES ACT, CERTAIN STATE SECURITIES LAWS AND CERTAIN RULES AND REGULATIONS PROMULGATED PURSUANT THERETO. NEITHER THE SHARES AND THE WARRANTS NOR ANY INTEREST THEREIN MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH ANY APPLICABLE STATE OR OTHER SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT AND COMPLIANCE, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

The Subscriber understands that the Shares and the Warrants are being issued pursuant to the exemption from the registration requirements of the Securities Act, provided by Section 4(2) of such Act, or Regulation D promulgated thereunder, or both. As such, the Shares and the Warrants are only being offered and sold to investors who qualify as “accredited investors,” and the Company is relying on the representations made by the Subscriber in this Agreement that the Subscriber qualifies as such an accredited investor. The Shares and the Warrants are “restricted securities” for purposes of the United States securities laws and cannot be transferred except as permitted under these laws.

(b) The Subscriber is delivering (i) two executed copies of the signature page of this Agreement (including Exhibit A), and (ii) the subscription payment, in the form of:

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(x) a check payable to “Gyrotron Technology, Inc.” to:

Gyrotron Technology, Inc.

3412 Progress Drive

Bensalem, Pennsylvania 19020

Attention:  Vlad Sklyar; or

(y) a wire transfer to “Gyrotron Technology, Inc.”,

Wire Transfer Instructions to the Company:

Bank:	Wells Fargo Bank.	Account Name:
Swift WFBIUS6S		Gyrotron Technology Inc.
ABA No.:	121000248	Ref: Series B1 Units;
Account No.:	8788010547

or (z) by agreeing to accept Units for funds previously advanced to the Company or other amounts due Subscriber from Company.

If this subscription is accepted by the Company, in whole or in part, then, as soon as practicable following the acceptance, the Company will deliver to the Subscriber a certificate representing the Shares and the Warrants that the Subscriber has subscribed for and a fully executed copy of this Agreement.

If the Offering is oversubscribed, or for any other reason determined by the Company in its discretion, the Company may determine to accept a subscription for only a portion of the Shares and the Warrants for which the Subscriber has subscribed in this Agreement. In such a case, the Company will deliver the portion of the Shares and the Warrants that the Company has agreed to sell to the Subscriber, and the balance of the purchase price will be repaid to the Subscriber without interest.

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(c) The Subscriber may not withdraw this subscription or any amount paid pursuant thereto.

2. Conditions. It is understood and agreed that this subscription is made subject to all terms and conditions set forth in this Agreement, including those set forth in Section 1 above.

3.  Representations and Warranties of the Company. The Company represents and warrants to, and agrees with the Subscriber as follows, in each case as of the date hereof and in all material respects as of the date of any closing, except for any changes resulting solely from the Offering:

(a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it is engaged. The Company is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company.

(b) The pro forma capitalization of the company as of 6/30/14 is set forth below.

BS"D

GYTI CAPITALIZATION		6/30/2014
	Shares	F/D Shares	strike/ conversion	Liq preference	Div rate
common	14,388,454	14,388,454
Pfd A and A1	498,951	1,871,066	$1.60	$2,993,706	10%
Pfd B	39,959	1,198,770	$1.00	$1,198,770	10%
Pfd B1	32,737	1,636,850	$0.70	$1,145,795	10%
Warrants	60,000	60,000	$0.75
Warrants	2,588,614	2,588,614	$1.00
		21,743,754
accrued dividends				$393,450
neg working capital				$700,000

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Except as described herein or in the Other Offer Documents, there is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company. The Company may in the ordinary course pay bonuses in stock or issue options to employees. The Company is currently seeking to raise additional capital on the same terms as are offered herein.

(c) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and to issue and sell the Shares and the Warrants.

All necessary proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Agreement. This Agreement has been duly authorized by the Company and, when executed and delivered by the Company will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(d) No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company or any of its subsidiaries is a party or to which any of their respective properties or assets are subject is required for the execution, delivery or performance by the Company of any of this Agreement or the issuance and sale of the Shares or the Warrants.

(e) The execution, delivery and performance of this Agreement and the issuance and sale of the Shares and the Warrants will not violate or result in a breach of, or entitle any party (with or without the giving of notice or the passage of time or both) to terminate or call a default under any contract or agreement to which the Company is a party or violate or result in a breach of any term of the certificate of incorporation or by-laws of the Company, or violate any law, rule, regulation, order, judgment or decree binding upon, the Company or any of its subsidiaries, or to which any of their respective operations, businesses, properties or assets are subject, the breach, termination or violation of which, or default under which, would have a material adverse effect on the operations, business, properties or assets of the Company.

4. Representations, Warranties and Covenants of the Subscriber. The Subscriber hereby represents and warrants to, and agrees with, the Company as follows:

(a) The Subscriber is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, and as specifically indicated in Exhibit A to this Agreement, or the Subscriber is not a “US Person” as that term is defined in Regulation S promulgated under the Securities Act.

(b) If a natural person, the Subscriber is: a bona fide resident of the state or non-United States jurisdiction contained in the address set forth on the signature page of this Agreement as the Subscriber’s home address; at least 21 years of age; and legally competent to execute this Agreement. If an entity, the Subscriber has its principal offices or principal place of business in the state or non-United States jurisdiction contained in the address set forth on the signature page of this Agreement, the individual signing on behalf of the Subscriber is duly authorized to execute this Agreement.

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(c) This Agreement has been duly executed and delivered by the Subscriber and constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

(d) Neither the execution, delivery or performance of this Agreement by the Subscriber violates or conflicts with, creates (with or without the giving of notice or the lapse of time, or both) a default under or a lien or encumbrance upon any of the Subscriber’s assets or properties pursuant to, or requires the consent, approval or order of any government or governmental agency or other person or entity under (i) any note, indenture, lease, license or other material agreement to which the Subscriber is a party or by which it or any of its assets or properties is bound or (ii) any statute, law, rule, regulation or court decree binding upon or applicable to the Subscriber or its assets or properties. If the Subscriber is not a natural person, the execution, delivery and performance by the Subscriber of this Agreement, and all other documents relating to an investment by Subscriber in the Shares, have been duly authorized by all necessary corporate or other action on behalf of the Subscriber and such execution, delivery and performance does not and will not constitute a breach or violation of, or default under, the charter or by-laws or equivalent governing documents of the Subscriber.

(e) The Subscriber has received, read carefully and is familiar with this Agreement; the Certificate of Designation for the Series B1 Preferred Stock; and the form of Warrant.

(f) The Subscriber, together with its professional advisor, is familiar with the Company’s business, plans and financial condition, the terms of the Offering and any other matters relating to the Offering; the Subscriber has received all materials which have been requested by the Subscriber; has had a reasonable opportunity to ask questions of the Company and its representatives; and the Company has answered to the satisfaction of the Subscriber all inquiries that the Subscriber or the Subscriber’s representatives have put to it. The Subscriber has had access to all additional information that the Subscriber has deemed necessary to verify the accuracy of the information set forth in this Agreement and the Other Offer Documents, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed under this Agreement and the Other Offer Documents.

(g) The Subscriber acknowledges that this subscription is and shall be irrevocable and this subscription and the agreements contained herein shall survive the insolvency, death or disability of the Subscriber (as applicable), except that the Subscriber shall have no obligation hereunder in the event that its subscription is for any reason rejected or the Offering is cancelled or terminated by the Company, which the Company reserves the right to do in its sole and absolute discretion and for any reason.

(h) The Subscriber or the Subscriber’s purchaser representative has such knowledge and experience in finance, securities, taxation, investments and other business matters so as to be able to protect the interests of the Subscriber in connection with this transaction.

(i) The Subscriber understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

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(j) The Subscriber acknowledges that no market for the Shares (or the Common Shares into which they are convertible) presently exists and none may develop in the future and that the Subscriber may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

(k) The Subscriber has been advised by the Company that neither the Shares nor the Warrants being offered (or the Common Shares into which the Shares are convertible of for which the Warrants are exercisable) have been registered under the Securities Act, that the Shares and the Warrants will be issued on the basis of the statutory exemption provided by Section 4(2) of the Securities Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws; that this transaction has not been reviewed by, passed on or submitted to any United States Federal or state agency or self-regulatory organization where an exemption is being relied upon; and that the Company’s reliance thereon is based in part upon the representations made by the Subscriber in this Agreement.

(l) The Subscriber acknowledges that the Subscriber has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Shares and the Warrants acquired hereunder (or the Common Shares into which the Shares are convertible of for which the Warrants are exercisable). In particular, the Subscriber agrees that no sale, assignment or transfer of any of the Shares or the Warrants acquired by the Subscriber (or the Common Shares into which the Shares are convertible of for which the Warrants are exercisable) shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such Shares or Warrants are registered under the Securities Act, it being understood that the Shares or the Warrants are not currently registered for sale and that the Company has no obligation or intention to so register the Shares or the Warrants, except as contemplated by the terms of this Agreement; (ii) the Shares (or the Common Shares into which the Shares are convertible of for which the Warrants are exercisable) are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act (it being understood that Rule 144 is not available at the present time for the sale of the Shares or the Warrants), or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act, including Regulation S promulgated thereunder. The Subscriber further understands that an opinion of counsel and other documents may be required to transfer the Shares or the Warrants.

(m) The Subscriber acknowledges that the Shares to be acquired will be subject to a stop transfer order and any certificate or certificates evidencing any Shares shall bear the following or a substantially similar legend and such other legends as may be required by state blue sky laws:

“THE SHARES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.”

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The Subscriber acknowledges that the Warrants to be acquired will be subject to a stop transfer order and the certificate or certificates evidencing the Warrants shall bear the following or a substantially similar legend and such other legends as may be required by state blue sky laws:

“THE WARRANTS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.”

(n) The Subscriber will acquire the Shares and the Warrants for the Subscriber’s own account (or, if such individual is married, for the joint account of the Subscriber and the Subscriber’s spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein in violation of the securities laws, and has no present intention of distributing or selling to others any of such interest or granting any participation therein in violation of the securities laws.

(o) No representation, guarantee or warranty has been made to the Subscriber by any broker, the Company, any of the officers, directors, stockholders, partners, employees or agents of any of them, or any other persons, whether expressly or by implication, that:

(I) the Company or the Subscriber will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company’s activities or the Subscriber’s investment in the Company; or

(II) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Shares or the Warrants or of the Company’s activities.

(p) The Subscriber is not subscribing for the Shares or the Warrants as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or similar gathering; or any solicitation of a subscription by a person, other than Company personnel, previously not known to the undersigned.

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(q) The Subscriber is not relying on the Company with respect to the tax considerations or the economic merit of an investment.

(r) The Subscriber understands that the net proceeds from all subscriptions paid and accepted pursuant to the Offering (after deduction for commissions, discounts and expenses of the Offering) will be used in all material respects to fund the business and operations of the Company in the discretion of management.

(s) The Subscriber acknowledges that the representations, warranties and agreements made by the Subscriber herein shall survive the execution and delivery of this Agreement and the purchase of the Shares and the Warrants.

(t) The Subscriber has consulted the Subscriber’s own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Shares and the Warrants and has not relied on the Other Offer Documents or the Company, its officers, directors or professional advisors for advice as to such consequences.

(u) Except as set forth on the signature page hereto, the Subscriber has not engaged any broker or other person or entity that is entitled to a commission, fee or other remuneration as a result of the execution, delivery or performance of this Agreement.

(v) For California and Massachusetts individuals: If the Subscriber is a California resident, such Subscriber’s investment in the Company will not exceed 10% of such Subscriber’s net worth (or joint net worth with his spouse). If the Subscriber is a Massachusetts resident, such Subscriber’s investment in the Company will not exceed 25% of such Subscriber’s joint net worth with his spouse (exclusive of principal residence and its furnishings).

5. Indemnification. The Subscriber understands the meaning and legal consequences of the representations and warranties contained in Section 4 hereof, and agrees to indemnify and hold harmless the Company and each officer, director, partner, employee, agent and controlling person of each of them, past, present or future, from and against any and all loss, damage or liability due to or arising out of a breach of any such representation or warranty.

6. Transferability. Neither this Agreement, nor any interest of the Subscriber herein, shall be assignable or transferable by the Subscriber in whole or in part except by operation of law. Any attempt to assign or transfer this agreement or any interest therein other than by operation of law shall be void. Notwithstanding the foregoing, Subscriber may transfer the securities acquired hereunder in accordance with the provisions of paragraph 4(l) above.

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7. Confidentiality. The Subscriber acknowledges and agrees that all information, written and oral, concerning the Company furnished from time to time to the Subscriber, has been and is provided on a confidential basis. The Subscriber further acknowledges and agrees that it may not disclose such information, other than to the extent that (i) the information becomes publicly available other than as a result of disclosure in violation of the provisions of this Agreement or (ii) such disclosure is required by law, to anyone other than (I) the Subscriber’s officers, directors, employees, legal counsel, accountants or authorized agents or advisors who have a need to know such information in connection with evaluating whether the Subscriber should enter into this Agreement and acquire the Shares, each of whom have agreed to the provisions of this Section 7 and (II) other stockholders of the Company and their representatives who have similarly agreed to the provisions of this Section 7. The provisions of this Section 7 shall survive the purchase of the Shares and the Warrants and/or the termination of this Agreement.

8. Registration and Trading. Beginning 9 months from the date hereof, the Company agrees to pay to the Subscriber ½% per month calculated day-to-day on a 30/360 basis, of the Liquidation Preference of the Shares held by the Subscriber and acquired pursuant to this Agreement (the “Monthly Payment”), until the date that both of the following conditions shall be satisfied: (i) the Common Stock is listed for trading on a national securities exchange, an inter-dealer automated quotation system of a national association of securities dealers or listed on the OTC Pinks (or its successor or an equivalent or better regarded marketplace or listing) and (ii) the Common Shares issuable upon conversion of the Shares shall be registered under the Securities Act of 1933, as amended (the “Act”) or the Subscriber is then able to sell such Common Shares under Rule 144 promulgated pursuant to the Act (or the foreign equivalent of this condition (ii) if the listing in (i) is on a foreign exchange). The Monthly Fee will be pro rated if these conditions are satisfied with respect to only a portion of such Common Shares. The Monthly Payment shall be due and payable at the end of each month. If at any time during the six-month period commencing upon the day that both of the above conditions are first satisfied they are no longer satisfied, then the Company shall again become obligated to make the Monthly Payment until the above conditions have been satisfied for a period of six months in aggregate.

9. Miscellaneous.

(a) This Agreement, including the exhibits hereto, sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by the party to be charged.

(b) Except as otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given,

(i) if to the Company:

Gyrotron Technology, Inc.

3412 Progress Drive

Bensalem, Pennsylvania 19020

Attention: Vlad Sklyar

Fax: (215) 244-4742 Confirm: (215) 244- 4740

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with a copy to:

David Lubin

David Lubin & Associates, PLLC

10 Union Ave, Suite 5

Lynbrook, NY 11563

(516) 887-8200

fax: (516) 887-8250

(ii) if to the Subscriber, at the address set forth on the signature page hereof,

or in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9(b). Any notice given by means permitted by this Section 9(b) shall be deemed given at the time of receipt thereof at the address specified in this Section 9(b).

(c) This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Company, and the permitted successors, assigns, heirs and personal representatives of the Subscriber, not including, however, any transferees of the Shares.

(d) The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

(e) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law that would defer to the substantive law of another jurisdiction. The parties hereby irrevocably consent to resolve any disputes in connection with, arising out of, or relating to this agreement by arbitration in New York City in front of three arbitrators with each party picking one arbitrator and the two selected arbitrators picking a third. Without limiting the foregoing, no action or proceeding in connection with, arising out of, or relating to this agreement shall be brought by the parties hereto in any court other than the courts of the State of New York or any federal court located in such State.

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(g) This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as specifically provided in this Agreement).

9. Most Favored Nation.

(a) If prior to 12/31/15 the Company conducts and subsequently closes (whether prior to or after 12/31/15) a financing or a series of related financings (other than a financing or other transaction which is included within any of the Exempt Issuances (as defined below)), whose terms were substantially negotiated prior to 12/31/15 that could reasonably be deemed to have terms and conditions more favorable than the terms provided for herein, in all such cases with gross cash proceeds in excess of $50,000 (each such financing a "New Financing"), then the undersigned shall have the right to exchange (any such exchange being an "MFN Exchange") all or any part of the units purchased hereunder by the undersigned and still held by the undersigned valued at $35 per unit and any dividends accrued thereon valued at the accrued amount, for securities offered in the New Financing at the same price and on the same terms and conditions offered in the New Financing.

 An “Exempt Issuance” shall mean any of the following transactions: (i) any shares of Common Stock to be sold by the Company at a price per share of $0.70 or more, (ii) non-convertible financings , (iii) shares or options representing up to 1,000,000 of the shares of Common Stock (as adjusted for stock splits, combinations and similar events) in the aggregate, to be issued to employees, directors or service providers that have been approved by the Board, (iv) any shares or other convertible securities issued in connection with acquisitions, mergers or other consolidations or issued to a non-financial strategic investor not affiliated with the Company or any of its affiliates, or (v) any shares or options issued to a commercial financing source in connection with a financing to the Company which are issued at nominal consideration

(b) The Company covenants and agrees to promptly give written notice (an “MFN Notice”) to the undersigned of the terms and conditions of any such New Financing. On or prior to the expiration of the twenty (20) business day period (the “MFN Review Period”) after the undersigned has received the MFN Notice, the undersigned shall notify the Company in writing (the "MFN Response") specifying whether it elects to conduct an MFN Exchange. If the undersigned fails to send an MFN Response prior to the expiration of the MFN Review Period, the undersigned shall be deemed to have waived its rights under this Section solely with respect to the MFN Exchange specified in the MFN Notice relating to such MFN Review Period.

(c) Each potential MFN Exchange shall be communicated to the undersigned in accordance with this Section until such time as the undersigned elects to conduct an MFN Exchange. Once the undersigned elects to conduct an MFN Exchange, the undersigned shall have no further right to receive notice of or to conduct any future MFN Exchange under this Section. The Company and the undersigned shall cooperate to promptly cancel the Shares being exchanged and to promptly enter into such agreements, certificates, instruments and other documents that are necessary to reflect an MFN Exchange that the undersigned elects to conduct.

[Signature page follows]

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SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

Units Subscribed For:	Print Name of Subscriber

By:
Social Security Number or other Taxpayer Identification Number		(Signature of Subscriber or Authorized Signatory)
Address:

Telephone:

Fax:

If the Shares will be held as joint tenants, tenants in common, or community property, please complete the following:

Print name of spouse or other co-subscriber

Signature of spouse or other co-subscriber

Print manner in which Shares and Warrant will be held

If the Shares and the Warrants have been purchased through a broker or other intermediary, please identify such entity:

[Please complete Exhibit A for each subscriber.]

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ACCEPTANCE OF SUBSCRIPTION

Name of Subscriber
ACCEPTED BY:

GYROTRON TECHNOLOGY, INC.

By:
Name:
Title:

Date: _______________________, 2014

Funds Received: ___________________, 2014

Accepted for ________________ Units

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EXHIBIT A

ACCREDITED INVESTOR STATUS

The oversigned subscriber represents that it is an Accredited Investor on the basis that it is (check one):

_____(i) A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____(ii) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____(iii) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_____(iv) A director or executive officer of the Company.

_____(v) A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000 excluding his/their principal residence.

_____(vi) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_____(vii) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

_____(viii) An entity in which all of the equity owners are accredited investors. (If this alternative is checked, the Subscriber must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor. Further, the Subscriber represents that it has made such investigation as is reasonably necessary in order to verify the accuracy of this alternative.

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 EXHIBIT B

EXHIBIT C

BS”D

WARRANT

TO PURCHASE COMMON STOCK OF

GYROTRON TECHNOLOGY, INC.

Warrant #________

Exercisable for _________ Shares

VOID AFTER 5:30 P.M., EASTERN TIME, ON THE EXPIRATION DATE

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

FOR VALUE RECEIVED, Gyrotron Technologies, Inc., a Delaware corporation (the “Company”), hereby agrees to sell upon the terms and on the conditions hereinafter set forth, but no later than 5:30 p.m., Eastern Time, on the Expiration Date (as hereinafter defined) to ________________ or registered assigns (the “Holder”), under the terms as hereinafter set forth, __________________ (_____________) fully paid and non-assessable shares of the Company’s Common Stock, par value $0.001 per share (the “Warrant Stock”), at a purchase price of $1.00 per share (the “Warrant Price”), pursuant to this warrant (this “Warrant”). The number of shares of Warrant Stock to be so issued and Warrant Price are subject to adjustment in certain events as hereinafter set forth. The term “Common Stock” shall mean, when used herein, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant.

Exercise of Warrant:

The Holder may exercise this Warrant according to its terms by the surrendering the Warrant, together with a duly executed copy of the Form of Exercise, to the Company, at its principal office, 3412 Progress Dr., Bensalem, PA 10920, and paying to the Company an amount equal to the aggregate Warrant Price for the number of shares of Warrant Stock being purchased, in cash, certified check or bank draft, prior to (the “Expiration Date”) the earlier of (i) 5:30 p.m., Eastern Time, on 12/31/16 or (ii) such date at which (x) the Common Stock is listed for trading on a national securities exchange, an inter-dealer automated quotation system of a national association of securities dealers or traded in “OTC PINKS” (or its successor or an equivalent or better regarded marketplace) and (y) the Warrant Shares shall have been registered under the Securities Act of 1933, as amended (the “Act”) for 60 consecutive days (or its foreign analogue if the listing in (x) is on a foreign exchange). This Warrant may be exercised in whole or in part so long as any exercise in part hereof would not involve the issuance of fractional shares of Warrant Stock. If exercised in part, the Company shall deliver to the Holder a new Warrant, identical in form, in the name of the Holder, evidencing the right to purchase the number of shares of Warrant Stock as to which this Warrant has not been exercised, which new Warrant shall be signed by the Chairman, Chief Executive Officer or President of the Company. The term Warrant as used herein shall include any subsequent Warrant issued as provided herein.

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. The Company shall pay cash in lieu of fractions with respect to the Warrants based upon the fair market value of such fractional shares of Common Stock (which shall be the closing price of such shares on the exchange or market on which the Common Stock is then traded) at the time of exercise of this Warrant.

In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Stock so purchased, registered in the name of the Holder, shall be delivered to the Holder within a reasonable time after such rights shall have been so exercised. The person or entity in whose name any certificate for the Warrant Stock is issued upon exercise of the rights represented by this Warrant shall for all purposes be deemed to have become the holder of record of such shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the opening of business on the next succeeding date on which the stock transfer books are open. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant.

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Notwithstanding anything contained herein to the contrary, in lieu of exercising this Warrant for cash, if the shares underlying this Warrant are not registered pursuant to the Securities Act, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

X=Y (A-B) A

Where X=	the number of shares of Common Stock to be issued to the Holder

Y=	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A=	the average of the closing sale prices of the Common Stock for the five (5) trading days immediately prior to the exercise hereof

B=	Warrant Price (as adjusted to the date of such calculation)

For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.

Disposition of Warrant Stock and Warrant:

The Holder hereby acknowledges (i) that this Warrant and any Warrant Stock purchased pursuant hereto are, as of the date hereof, not registered either under the Act or under any applicable state securities law (ii) that the issuance of this Warrant does not involve any public offering; and (iii) that the Company’s reliance on the Section 4(2) exemption of the Act and under applicable state securities laws is predicated in part on the representations hereby made to the Company by the Holder that it is acquiring this Warrant and will acquire the Warrant Stock for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same other than in compliance with all applicable securities laws, subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.

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The Holder hereby agrees that it will not sell or transfer all or any part of this Warrant and/or Warrant Stock unless and until it shall first have given notice to the Company describing such sale or transfer and, unless waived by the Company in its’ sole and absolute discretion, furnished to the Company either (i) an opinion, reasonably satisfactory to the counsel for the Company, of counsel (skilled in securities matters, selected by the Holder and reasonably satisfactory to the Company) to the effect that the proposed sale or transfer may be made without registration under the Act and without registration or qualification under any state law, or (ii) an interpretative letter from the Securities and Exchange Commission to the effect that no enforcement action will be recommended if the proposed sale or transfer is made without registration under the Act. Subject to the foregoing, upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with an assignment form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled.

If, at the time of issuance of the shares issuable upon exercise of this Warrant, no registration statement is in effect with respect to such shares under applicable provisions of the Act, the Company may at its election require that the Holder provide the Company with written reconfirmation of the Holder’s investment intent and acknowledgement that any stock certificate delivered to the Holder of a surrendered Warrant shall bear legends reading substantially as follows:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS CERTIFICATE THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.”

In addition, so long as the foregoing legend may remain on any stock certificate delivered to the Holder, the Company may maintain appropriate “stop transfer” orders with respect to such certificates and the shares represented thereby on its books and records and with those to whom it may delegate registrar and transfer functions.

Reservation of Shares: The Company hereby agrees that at all times there shall be reserved for issuance upon the exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant. The Company further agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will be duly authorized and will, upon issuance and against payment of the exercise price, be validly issued, fully paid and non-assessable, free from all taxes, liens, charges and preemptive rights with respect to the issuance thereof, other than taxes, if any, in respect of any transfer occurring contemporaneously with such issuance and other than transfer restrictions imposed by federal and state securities laws.

Exchange of Warrant: This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

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Capital Adjustments: This Warrant is subject to the following further provisions:

If any recapitalization of the Company or reclassification of its Common Stock or any merger or consolidation of the Company into or with a corporation or other business entity, or the sale or transfer of all or substantially all of the Company’s assets or of any successor corporation’s assets to any other corporation or business entity (any such corporation or other business entity being included within the meaning of the term “successor corporation”) shall be effected, at any time while this Warrant remains outstanding and unexpired, then, as a condition of such recapitalization, reclassification, merger, consolidation, sale or transfer, lawful and adequate provision shall be made whereby the Holder of this Warrant thereafter shall have the right to receive upon the exercise hereof as provided herein and in lieu of the shares of Common Stock immediately theretofore issuable upon the exercise of this Warrant, such shares of capital stock, securities or other property as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore issuable upon the exercise of this Warrant had such recapitalization, reclassification, merger, consolidation, sale or transfer not taken place, and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, or issue or pay the holders of its Common Stock, or take a record of the holders of its Common Stock for the purpose of entitling them to receive, a dividend payable in, or other distribution of, Common Stock, the number of shares of Warrant Stock purchasable upon exercise of this Warrant and the Warrant Price shall be proportionately adjusted.

If the Company shall at any time after the date of issuance of this Warrant distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock), or evidences of its indebtedness, or assets (excluding cash dividends or distributions paid from retained earnings or current year’s or prior year’s earnings of the Company), or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in the immediately preceding paragraph) (any of the foregoing being hereinafter in this paragraph called the “Securities”), then in each such case, the Company shall reserve shares or other units of such securities for distribution to the Holder upon exercise of this Warrant so that, in addition to the shares of the Common Stock to which such Holder is entitled, such Holder will receive upon such exercise the amount and kind of such Securities which such Holder would have received if the Holder had, immediately prior to the record date for the distribution of the Securities, exercised this Warrant.

Notice to Holders:

In case the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation with or merger of the Company into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; orof any voluntary dissolution, liquidation or winding-up of the Company;

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then, and in each such case, the Company will mail or cause to be mailed to the Holder hereof at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution or winding-up. Such notice shall be mailed at least thirty (30) days prior to the record date therein specified, or if no record date shall have been specified therein, at least thirty (30) days prior to such specified date, provided, however, failure to provide any such notice shall not affect the validity of such transaction.

Whenever any adjustment to the number of shares of Warrant Stock purchasable upon exercise of this Warrant or the Warrant Price, or the property that would be received upon exercise of this Warrant shall be made hereof, the Company shall promptly make a certificate signed by its Chairman, Chief Executive Officer, President, Vice President, Chief Financial Officer or Treasurer, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Price and number of shares of Warrant Stock or other property purchasable upon exercise of this Warrant after giving effect to such adjustment, and shall promptly cause copies of such certificates to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant.

Loss, Theft, Destruction or Mutilation: Upon receipt by the Company of evidence satisfactory to it, in the exercise of its reasonable discretion, of the ownership and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof, without expense to the Holder, a new Warrant of like tenor dated the date hereof.

Warrant Holder Not a Stockholder. The Holder of this Warrant, as such, shall not be entitled by reason of this Warrant to any rights whatsoever as a stockholder of the Company.

Notices: Any notice required or contemplated by this Warrant shall be deemed to have been duly given if transmitted by registered or certified mail, return receipt requested, or nationally recognized overnight delivery service, to the Company at its principal executive offices located at 3412 Progress Dr., Bensalem, PA, or to the Holder at the name and address set forth in the Warrant Register maintained by the Company.

Choice of Law: THIS WARRANT IS ISSUED UNDER AND SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

Jurisdiction and Venue: This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles. The parties hereby irrevocably consent to resolve any disputes in connection with, arising out of, or relating to this agreement, by arbitration in New York City in front of three arbitrators with each party picking one arbitrator and the two selected arbitrators picking a third. Without limiting the foregoing, no action or proceeding in connection with, arising out of, or relating to this agreement shall be brought by the parties hereto in any court other than the courts of the State of New York and any federal court located in such State. EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING IN CONNECTION WITH, ARISING OUT OF OR RELATING TO THIS AGREEMENT.

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IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed on its behalf, in its corporate name and by its duly authorized officer, as of this ___ day of _________, 201_.

Gyrotron Technology, Inc.

By: _______________________________

Name: _____________________________

FORM OF EXERCISE

(to be executed by the registered holder hereof)

The undersigned hereby exercises the right to purchase _________ shares of common stock, par value $0.01 per share (“Common Stock”), of Gyrotron Technology, Inc. evidenced by the within Warrant Certificate for a Warrant Price of $______ per share and herewith makes payment of the purchase price in full of $__________ in cash. Kindly issue certificates for shares of Common Stock (and for the unexercised balance of the Warrants evidenced by the within Warrant Certificate, if any) in accordance with the instructions given below.

Check the applicable provision:

___ CASH: $__________________________

 Payment is being made by:

 _____ enclosed check

 _____ wire transfer

 _____ other

__ CASHLESS EXERCISE: _____ Net number of Warrant Shares to be issued to Holder

Dated:____________________ , 201_.

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Instructions for registration of stock

Name (Please Print) ________________________________

Social Security or other identifying Number: _________________________

Address:__________________________________

City, State and Zip Code ____________________________

Instructions for registration of certificate representing the unexercised balance of Warrants (if any)

Name (Please Print) _______________________

Social Security or other identifying Number: ____________________

Address:____________________________________

City, State and Zip Code _________________________

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